                                                                  EXHIBIT 10.103

                         Amendment No. 3 to Side Letter


                                                   Dated as of February 28, 2002

         Reference is hereby made to the following:

                  (i) that certain letter agreement dated as of October 30, 2001, as amended (the "Side Letter") between Williams Communications, LLC (the "Borrower") and Williams Communications Group, Inc. ("Holdings"), on the one hand, and Bank of America, N.A., as Administrative Agent and as Issuing Bank, JP Morgan Chase Bank (formerly The Chase Manhattan Bank), as Syndication Agent and as Issuing Bank, Salomon Smith Barney Inc., as Co-Documentation Agent, Lehman Brothers, Inc., as Co-Documentation Agent and Merrill Lynch & Co., as Co-Documentation Agent, on the other hand; and

                  (ii) that certain Amended and Restated Credit Agreement dated as of September 8, 1999 (as amended, the "Credit Agreement"), among the Borrower, Holdings, the lenders party thereto (the "Lenders"), Bank of America, N.A., as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent"), JP Morgan Chase Bank (formerly The Chase Manhattan Bank), as Syndication Agent, Salomon Smith Barney Inc. and Lehman Brothers, Inc., as Joint Lead Arrangers and Joint Bookrunners with respect to the Incremental Facility referred to therein, and Salomon Smith Barney Inc., Lehman Brothers, Inc. and Merrill Lynch & Co., as Co-Documentation Agents.

         Capitalized terms not otherwise defined herein are used herein as defined in the Side Letter or the Credit Agreement, as applicable.

         The Borrower and Holdings have requested, and the Agents, the Issuing Bank and the Required Lenders have agreed, to amend the Side Letter (subject to the terms and conditions set forth herein).

         In consideration of the mutual agreements contained herein and other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. The Side Letter is hereby amended as of the Amendment Effective Date (as such term is defined in Section 2 below) as follows:

         (a) Clause (i) of the first paragraph of Section 1 of the Side Letter is hereby amended by deleting the date "February 28, 2002" appearing therein and inserting the date "March 27, 2002" in lieu thereof.

         (b) Clause (i) of the proviso appearing in the second sentence of
Section 1 of the Side Letter is hereby amended by inserting the words "and not otherwise prohibited by this letter agreement" at the end thereof, immediately after the words "Credit Agreement", but immediately before the semicolon.

         (c) Section 2 of the Side Letter is hereby amended in its entirety to read as follows:

                  "2. During the Negotiation Period, the Borrower, Holdings and their subsidiaries shall, subject to the restrictions and other provisions of this letter agreement, fund their business and operations in accordance with the business plan dated January 11, 2002, as modified by (a) the cash flow projections delivered weekly by the Loan Parties pursuant to Section 9 of this letter agreement, and (b) the business plan delivered by the Loan Parties pursuant to Section 10 of this letter agreement, provided that such business plan is reasonably satisfactory in form and substance to the Administrative Agent and PWC."

         (d) Section 3(c) of the Side Letter is hereby amended in its entirety to read as follows:

                  "(c) shall not permit any Unrestricted Subsidiary to purchase, acquire or otherwise hold any Investment, other than existing Investments listed on Schedule 1 hereto and Investments in cash and cash equivalents, subject to and in accordance with the terms of this letter agreement; and shall not permit any Unrestricted Subsidiary to incur, create, assume or suffer to exist any Indebtedness, other than existing Indebtedness listed on Schedule 1 hereto, and"

         (e) Section 3(d) of the Side Letter is hereby amended in its entirety to read as follows:

                  "(d) shall not permit the Unrestricted Subsidiaries to hold at any time an aggregate amount in excess of $5,000,000 of cash and cash equivalents (the "Permitted Basket"); it being understood that (w) there shall not be a default under this provision so long as any amounts in excess of such $5,000,000 limit are remitted to the Borrower in compliance with the provisions of paragraph 4 below; (x) the Permitted Basket shall not include any additional investment in any Unrestricted Subsidiary by Holdings, the Borrower or any other Loan Party; (y) nothing herein shall prevent the Unrestricted Subsidiaries from liquidating any existing Investments held by them, and any net loss from the liquidation of such Investments shall be charged against the Permitted Basket; and
                  (z) the Permitted Basket is to be used by the Unrestricted Subsidiaries for their operations and any cash, cash equivalents and proceeds of investments received after the date hereof shall be remitted to the Borrower pursuant to paragraph 4 below."

         (f) The two (2) provisos appearing at the end of Section 3 of the Side Letter are hereby deleted in their entirety.

         (g) Section 4 of the Side Letter is hereby amended in its entirety to read as follows:

                  "4. During the Extended Period, in the event that either (a) the aggregate amount of cash and cash equivalents held by the Unrestricted Subsidiaries exceeds $5,000,000 minus the amount of any net loss charged against the Permitted Basket pursuant to paragraph 3(d) above, or (b) any interest payment is made by Holdings and/or the Borrower to an Unrestricted Subsidiary that has purchased or otherwise holds indebtedness issued by Holdings and/or the Borrower, or (c) any amount is required to be remitted to the Borrower pursuant to paragraph 3 above, then Holdings and/or the Borrower (as applicable) shall, within two (2) Business Days of any such event (x) cause Unrestricted Subsidiaries to remit to the Borrower cash in the amount necessary so that the aggregate amount of cash and cash equivalents held by the Unrestricted Subsidiaries does not exceed $5,000,000 minus the amount of any net loss charged against the Permitted Basket pursuant to paragraph 3(d) above and/or (y) cause the applicable

                  Unrestricted Subsidiary to remit to the Borrower any such interest payment received by such Unrestricted Subsidiary or other amount required to be remitted to the Borrower. All cash received by the Borrower pursuant to the immediately preceding sentence shall be deposited by the Borrower in one or more Controlled Deposit Accounts (such term being used herein as defined in the Security Agreement)."

         (h) Section 5 of the Side Letter is hereby amended by deleting the words "any investments or any other" and inserting the word "all" in lieu thereof.

         (i) The second sentence of Section 7 of the Side Letter is hereby deleted in its entirety.

         (j) The Side Letter is hereby amended to include the following new Sections 8, 9, 10, 11, 12 and 13:

                  "8. The Borrower and each of the Restricted Subsidiaries hereby agree that during the remainder of the Negotiation Period, it shall not declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment to, or for the benefit of, Holdings, or enter into any transaction the economic effect of which is substantially similar to a Restricted Payment to, or for the benefit of, Holdings.

                  9. The Loan Parties hereby agree to deliver to the Agents and PricewaterhouseCoopers LLP ("PWC"), no later than the fourth Business Day of each calendar week: (a) a 13-week cash flow projection commencing with the calendar week in which such projection is delivered, and (b) a comparison of actual cash flows to the projected cash flows and a variance analysis for the calendar week ended immediately prior to the most recently completed calendar week, in each case in form and substance reasonably satisfactory to the Administrative Agent and PWC. The Loan Parties hereby further agree that the initial delivery of the foregoing information to the Agents and PWC shall be made on March 26, 2002, and shall commence with the calendar week of March 25, 2002.

                  10. The Loan Parties hereby agree to deliver to the Agents and PWC, on or prior to March 11, 2002, a detailed comprehensive business plan updating the business plan dated January 11, 2002.

                  11. The Loan Parties hereby represent and warrant that attached hereto as Schedule 2 is a true and complete list of all Deposit Accounts and Securities Accounts (such terms are being used herein as defined in the Security Agreement) held by any Loan Party. The Loan Parties hereby agree that, during the Negotiation Period, they will not establish, or take any action to establish, any new Deposit Account or Security Account without the prior written consent of the Administrative Agent, which consent may be withheld by the Administrative Agent in its sole discretion.

                  12. The Loan Parties hereby represent and warrant that attached hereto as Schedule 3 is a true and complete list of all obligations and liabilities (contingent or otherwise) owed by a Loan Party or any other Subsidiary to The Williams Companies, Inc. ("TWC").

                  13. Holdings has advised the Agents that TWC has agreed, pursuant to that certain letter agreement dated as of February 23, 2002 between Holdings and TWC (a true and complete copy of which has been delivered by Holdings to the Administrative Agent) (the "TWC Letter"), to make all required interest payments for the period from February 23, 2002 through and including September 30, 2002, with respect to the 8.25% Senior

                  Reset Notes due 2008 of Holdings (the "Reset Notes") issued pursuant to that certain Indenture dated as of March 28, 2001 between Holdings and United States Trust Company of New York as Trustee. Holdings hereby covenants and agrees as follows:

                           (i) in the event that TWC fails to perform its obligations under the TWC Letter, prior to making any payments with respect to the Reset Notes, Holdings shall (x) promptly exercise and diligently prosecute and pursue, at least until (but not including) the last Business Day preceding the expiration of any grace period applicable to such payment, all rights and remedies Holdings may have against TWC under or pursuant to the TWC Letter, applicable law or otherwise, and (y) shall avail itself of and exhaust all time available up to (but not including) the last Business Day preceding the expiration of any grace period applicable to such payment;

                           (ii) Holdings shall not permit any other Loan Party to make, and no other Loan Party is obligated to make, any payment on behalf of Holdings in respect of the Reset Notes during the Negotiation Period;

                           (iii) neither Holdings nor any other Loan Party is obligated to make, nor shall make, any payments during the Negotiation Period with respect to the 8.25% Senior Secured Notes due 2004 of WCG Note Trust, as Issuer and WCG Note Corp., Inc., as Co-Issuer (the "8.25% Senior Secured Notes") issued pursuant to that certain Indenture dated as of March 28, 2001 among WCG Note Trust, WCG Note Corp., Inc. and United States Trust Company of New York as Indenture Trustee and Securities Intermediary;

                           (iv) during the Negotiation Period, Holdings will not agree to any amendment or other modification of Section 6 of the TWC Letter without the prior written consent of the Administrative Agent; and

                           (v) Holdings shall deliver to the Administrative Agent prior written notice (at the address set forth below the Administrative Agent's name on the signature pages hereto) at least 5 Business Days before Holdings or any other Loan Party makes any payment with respect to the Reset Notes, the 8.25% Senior Secured Notes, or any of the transactions related to, or contemplated by, the Structured Note Financing (and Holdings hereby represents and warrants that no such payments are due and payable by Holdings or the other Loan Parties during the Negotiation Period, other than the scheduled interest payment on the Reset Notes).

                  Holdings hereby represents and warrants that the grace period with respect to interest payments on the Reset Notes is a period of 30 days.

         (k) The Side Letter is hereby amended by adding the Schedules 1, 2 and 3 attached hereto at the end of the Side Letter, immediately after the signature pages.

2. This Amendment shall not become effective until the date on which the following conditions precedent shall have been satisfied, or waived by the Issuing Bank, the Agents and the Required Lenders in writing (such date being referred to herein as the "Amendment Effective Date"):

         (a) the Administrative Agent shall have received fully executed counterparts of this Amendment executed by the Loan Parties, the Issuing Bank and all of the Agents, together with the consent of the Required Lenders to this Amendment as set forth hereinbelow;

         (b) The Williams Companies, Inc. ("TWC") shall have agreed, unconditionally and in writing, to defer until September 15, 2002 or later, the payment by Holdings of all principal and interest in respect of the $100 million receivable scheduled for payment to TWC in March 2002; and the Administrative Agent shall have received a fully executed copy of such deferral agreement;

         (c) the Administrative Agent shall have received a certificate from a Financial Officer of Holdings on behalf of Holdings, setting forth (i) a schedule (in a form reasonably satisfactory to the Administrative Agent) of the aggregate cash balances on December 31, 2001 and on February 22, 2002 of
                  (X) the Loan Parties and (Y) the Unrestricted Subsidiaries, and (ii) the uses of cash by Holdings and its Subsidiaries on a consolidated basis during the period from January 1, 2002 to February 22, 2002;

         (d) all cash and cash equivalents held by Unrestricted Subsidiaries in excess of an aggregate amount equal to $5,000,000 shall be remitted to the Borrower and deposited by the Borrower in one or more Controlled Deposit Accounts (as such term is defined in the Security Agreement);

         (e) all fees and other charges presently due and payable to the Administrative Agent or any Lender pursuant to any Loan Document shall have been paid by the Borrower;

         (f) all out-of-pocket expenses incurred by the Agents and invoiced by February 28, 2002 in connection with the Credit Agreement, this Amendment, the Side Letter, any other Loan Document or the transactions contemplated by any of the foregoing (including, without limitation, the reasonable fees and disbursements of Clifford Chance Rogers & Wells LLP, Davis Polk & Wardwell, Shearman & Sterling, Simpson Thacher & Bartlett and PricewaterhouseCoopers LLP ("PWC")), shall have been paid by the Borrower;

         (g) Shearman & Sterling and Simpson Thacher & Bartlett shall each have received a retainer in the amount of $100,000 in accordance with the terms of any applicable engagement or retainer letters; and

         (h) all legal matters incident to this Amendment and the effects hereof or any of the Loan Documents shall be reasonably satisfactory to the Agents and their counsel.

3. Each of the Loan Parties represents and warrants to the Agents and the Lenders that (X) the execution, delivery and performance by the Loan Parties of this Amendment and the performance by each of them of the Side Letter as modified by this Amendment (i) have been duly authorized by all requisite corporate, partnership or limited liability company action (as applicable) on the part of each such Loan Party; and (ii) will not violate (a) any provision of any statute, rule or regulation, or the Certificate of Incorporation or By-laws (or similar governing documents) of any of the Loan Parties or (b) any applicable order of any court or any rule, regulation or order of any other agency of government; and (Y) upon the occurrence of the Amendment Effective Date, this Amendment will constitute the legal, valid and binding obligation of the Loan Parties, enforceable in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law).

4. The Loan Parties hereby agree that in the event any Loan Party or Unrestricted Subsidiary shall fail to observe or perform any agreement set forth in the Side Letter as amended by this Amendment, such event shall be an immediate Event of Default under the Credit Agreement not requiring any notice, lapse of time or other action on the part of any of the Agents or the Lenders; and the Administrative Agent and/or the Required Lenders may exercise any and all remedies it or they may have pursuant to any of the Loan Documents or other applicable law.

5. THE BORROWER HEREBY (A) CONFIRMS AND ACKNOWLEDGES TO THE ADMINISTRATIVE AGENT AND THE LENDERS THAT IT IS VALIDLY AND JUSTLY INDEBTED TO THE ADMINISTRATIVE AGENT AND THE LENDERS FOR THE PAYMENT OF ALL OBLIGATIONS (AS DEFINED IN THE CREDIT AGREEMENT) WITHOUT OFFSET, DEFENSE, CAUSE OF ACTION OR COUNTERCLAIM OF ANY KIND OR NATURE WHATSOEVER AND (B) REAFFIRMS AND ADMITS THE VALIDITY AND ENFORCEABILITY OF THE CREDIT AGREEMENT AND THE LOAN DOCUMENTS AND THE LIENS IN THE COLLATERAL WHICH WERE GRANTED PURSUANT TO ANY OF THE LOAN DOCUMENTS OR OTHERWISE. EACH OF THE LOAN PARTIES, ON ITS OWN BEHALF AND ON BEHALF OF ITS SUCCESSORS AND ASSIGNS, HEREBY WAIVES, RELEASES AND DISCHARGES EACH AGENT AND EACH LENDER AND ALL OF THE AFFILIATES OF EACH AGENT AND EACH LENDER, AND ALL OF THE DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS, AGENTS, SUCCESSORS AND ASSIGNS OF EACH AGENT, EACH LENDER AND SUCH AFFILIATES, FROM ANY AND ALL CLAIMS, DEMANDS, ACTIONS OR CAUSES OF ACTION (KNOWN AND UNKNOWN) ARISING OUT OF OR IN ANY WAY RELATING TO ANY OF THE LOAN DOCUMENTS AND ANY DOCUMENTS, AGREEMENTS, DEALINGS OR OTHER MATTERS CONNECTED WITH ANY OF THE LOAN DOCUMENTS, IN EACH CASE TO THE EXTENT ARISING (X) ON OR PRIOR TO THE DATE HEREOF OR (Y) OUT OF, OR RELATING TO, ACTIONS, DEALINGS OR MATTERS OCCURRING ON OR PRIOR TO THE DATE HEREOF.

6. HOLDINGS AND EACH SUBSIDIARY LOAN PARTY HEREBY (A) CONFIRMS AND AGREES THAT ITS GUARANTEE PURSUANT TO THE CREDIT AGREEMENT OR SUBSIDIARY GUARANTEE (AS APPLICABLE) IS, AND SHALL CONTINUE TO BE, IN FULL FORCE AND EFFECT AND IS HEREBY CONFIRMED AND RATIFIED IN ALL RESPECTS; (B) CONFIRMS AND ACKNOWLEDGES THAT IT IS VALIDLY AND JUSTLY INDEBTED TO THE ADMINISTRATIVE AGENT AND THE LENDERS FOR THE PAYMENT OF ALL OF THE OBLIGATIONS WHICH IT HAS GUARANTEED, WITHOUT OFFSET, DEFENSE, CAUSE OF ACTION OR COUNTERCLAIM OF ANY KIND OF NATURE WHATSOEVER; AND
(C) REAFFIRMS AND ADMITS THE VALIDITY AND ENFORCEABILITY OF THE CREDIT AGREEMENT AND THE LOAN DOCUMENTS TO WHICH IT IS A PARTY AND THE LIENS IN THE COLLATERAL WHICH WERE GRANTED BY IT PURSUANT TO ANY OF THE LOAN DOCUMENTS OR OTHERWISE.

7. The Borrower acknowledges and agrees that its obligations set forth in
Section 10.03 of the Credit Agreement include the preparation, execution and delivery of this Amendment, and any other documentation contemplated hereby, including, but not limited to, the reasonable fees and disbursements of Clifford Chance Rogers & Wells LLP, counsel to the Administrative Agent, Simpson Thacher & Bartlett, counsel to the Syndication Agent, Shearman and Sterling, counsel to the Co-Documentation Agents, and PWC.

8. This Amendment shall be limited precisely as written and shall not be deemed
(i) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Side Letter or any of the instruments or agreements referred to therein or a waiver of any Default or Event of Default under the Credit Agreement, whether or not known to the Agents or the Lenders or
(ii) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to in a Loan

Document. The Administrative Agent (on behalf of itself and the Lenders) and the other Agents hereby expressly reserve all of the Administrative Agent's, the other Agents' and the Lenders' (as applicable) respective rights and remedies under the Credit Agreement and each of the other Loan Documents, as well as under applicable law. No failure to exercise, delay in exercising or any singular or partial exercise, by the Administrative Agent, the Agents or any of the Lenders, of any right, power or remedy hereunder or any of the other Loan Documents shall operate as a waiver thereof, nor shall any of the Loan Documents (including, without limitation, the Side Letter) be construed as a standstill or a forbearance by any of the Agents or the Lenders of their rights and remedies thereunder. Except to the extent hereby modified, the Side Letter shall continue in full force and effect in accordance with the provisions thereof on the date hereof and the Side Letter as modified by this Amendment is hereby ratified and confirmed. As used in the Side Letter, the terms "Side Letter," "this Agreement," "herein," "hereafter," "hereto," "hereof," and words of similar import, shall, unless the context otherwise requires, mean the Side Letter as modified by this Amendment. Reference to the terms "Side Letter" appearing in the other Loan Documents shall, unless the context otherwise requires, mean the Side Letter as modified by this Amendment. This Amendment shall be deemed to have been jointly drafted, and no provision of it shall be interpreted or construed for or against any party hereto because such party purportedly prepared or requested such provision, any other provision, or this Amendment as a whole.

9. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed signature page to this Amendment by facsimile shall be as effective as delivery of a manually executed counterpart of this Amendment.

10. Any provision of this Amendment which is invalid, illegal or unenforceable under the applicable law of any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without invalidating the remaining provisions hereof, and any such invalidity, illegality or unenforceability in any jurisdiction shall not invalidate such provision in any other jurisdiction.

11. No failure on the part of the Administrative Agent, the Issuing Bank or any Lender to exercise, and no delay in exercising, any right, power or remedy under this Amendment shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy whether provided in any Loan Document or otherwise. All remedies hereunder are cumulative and are not exclusive of any other remedies under any other Loan Document or provided by applicable law.

12. All references herein to any of the parties to this Amendment shall be deemed to include the successors and assigns of such party; provided, however, that none of the Loan Parties may assign any of its rights or obligations hereunder or under the Side Letter without the prior written consent of the Agents, the Issuing Bank and all of the Lenders, and all covenants, promises and agreements by or on behalf of any of the Loan Parties which are contained herein shall inure to the benefit of each of the Lenders and to the successors and assigns of any of the Agents, the Issuing Bank and any of the Lenders.

13. This Amendment is a Loan Document pursuant to the Credit Agreement and shall (unless expressly indicated herein or therein) be construed, administered, and applied, in accordance with all of the terms and provisions of the Credit Agreement.

14. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WHICH ARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK.

15. The provisions of this Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.



                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and the year first above written.


                                   BORROWER:


                                   WILLIAMS COMMUNICATIONS, LLC


                 [STAMP]           By:       /s/ HOWARD S. KALIKA
                                      ----------------------------------------
                                      Name:  Howard S. Kalika
                                      Title: Senior Vice President and Treasurer


                                   HOLDINGS:


                                   WILLIAMS COMMUNICATIONS GROUP, INC.


                 [STAMP]           By:       /s/ HOWARD S. KALIKA
                                      ----------------------------------------
                                      Name:  Howard S. Kalika
                                      Title: Senior Vice President and Treasurer


                                   SUBSIDIARY LOAN PARTIES:


                                   CRITICAL CONNECTIONS, INC.
                                   WCS COMMUNICATIONS SYSTEMS, INC.
                                   WCS, INC.
                                   WILLIAMS COMMUNICATIONS OF VIRGINIA, INC.
                                   WILLIAMS COMMUNICATIONS PROCUREMENT, L.L.C.
                                   WILLIAMS COMMUNICATIONS PROCUREMENT, LP
                                   WILLIAMS GLOBAL COMMUNICATIONS
                                        HOLDINGS, INC.
                                   WILLIAMS INTERNATIONAL VENTURES COMPANY
                                   WILLIAMS LEARNING NETWORK, INC.
                                   WILLIAMS LOCAL NETWORK, LLC
                                   WILLIAMS TECHNOLOGY CENTER, LLC
                                   WILLIAMS COMMUNICATIONS AIRCRAFT, LLC
                                   WILLIAMS COMMUNICATIONS MANAGED
                                        SERVICES, LLC


                       [STAMP]     By:       /s/ HOWARD S. KALIKA
                                      ----------------------------------------
                                      Name:  Howard S. Kalika
                                      Title: Senior Vice President and Treasurer

[AMENDMENT NO. 3  TO SIDE LETTER]

                                     ISSUING BANK AND AGENTS:



                                     BANK OF AMERICA, N.A., as Administrative
                                     Agent and as Issuing Bank


                                     By: /s/ PATRICK HONEY
                                        ----------------------------------------
                                        Name: Patrick Honey
                                        Title: VICE PRESIDENT
                                        Address: Bank of America, N.A.
                                                 901 Main Street, 66th Floor
                                                 Dallas, TX  75202-3714
                                                 Attention: Jack Woodiel
                                                 Fax No.: (214) 209-3533


                                     JP MORGAN CHASE BANK
                                     (formerly The Chase Manhattan Bank), as
                                     Syndication Agent and as Issuing Bank


                                     By: /s/ HOUSTON A. STEBBINS
                                        ----------------------------------------
                                        Name: Houston A. Stebbins
                                        Title: MANAGING DIRECTOR


                                     SALOMON SMITH BARNEY INC.,
                                     as Co-Documentation Agent


                                     By: /s/ JOHN DORANS
                                        ----------------------------------------
                                        Name: John Dorans
                                        Title:


                                     LEHMAN BROTHERS, INC.,
                                     as Co-Documentation Agent


                                     By: /s/ G. ANDREW KEITH
                                        ----------------------------------------
                                        Name: G. Andrew Keith
                                        Title: AUTHORIZED SIGNATORY


                                     MERRILL LYNCH & CO.
                                     as Co-Documentation Agent


                                     By: /s/ CAROL J.E. FEELEY
                                        ----------------------------------------
                                        Name: Carol J.E. Feeley
                                        Title: DIRECTOR

[AMENDMENT NO. 3  TO SIDE LETTER]

         BY SIGNING IN THE APPROPRIATE SPACE BELOW, THE UNDERSIGNED HEREBY CONSENT TO THE FOREGOING AMENDMENT NO. 3 TO THE SIDE LETTER AND TO THE EXECUTION THEREOF BY THE AGENTS AND THE ISSUING BANK.


                                     LENDERS:



                                     BANK OF AMERICA, N.A.


                                     By: /s/ PATRICK HONEY
                                        ----------------------------------------
                                        Name:  Patrick Honey
                                        Title: Vice President


                                     JP MORGAN CHASE BANK
                                     (formerly The Chase Manhattan Bank)


                                     By: /s/ HOUSTON A. STUBBINS
                                        ----------------------------------------
                                        Name:  Houston A. Stubbins
                                        Title: Managing Director


                                     CITICORP USA, INC.


                                     By: /s/ JOHN DORANS
                                        ----------------------------------------
                                        Name:  John Dorans
                                        Title: [ILLEGIBLE]


                                     LEHMAN COMMERCIAL PAPER INC.


                                     By: /s/ G. ANDREW KEITH
                                        ----------------------------------------
                                        Name:  G. Andrew Keith
                                        Title: Authorized Signatory


                                     MERRILL LYNCH CAPITAL CORPORATION


                                     By: /s/ CAROL J.E. FEELEY
                                        ----------------------------------------
                                        Name:  Carol J.E. Feeley
                                        Title: Vice President

[AMENDMENT NO. 3  TO SIDE LETTER]

                                     ABN AMRO BANK N.V.


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     BANK OF MONTREAL


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     THE BANK OF NEW YORK


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     BANK OF OKLAHOMA N.A.


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     BANK ONE, N.A.


                                     By: /s/ THOMAS T. BOWEN
                                        ----------------------------------------
                                        Name: Thomas T. Bowen
                                        Title: SENIOR VICE PRESIDENT

[AMENDMENT NO. 3  TO SIDE LETTER]

                                     BAYERISCHE HYPOVEREINS BANK, NEW YORK
                                     BRANCH (formerly Bank Austria Creditanstalt
                                     Corporate Finance, Inc.)


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     CIBC INC.


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     CREDIT LYONNAIS NEW YORK BRANCH


                                     By: /s/ JEREMY HORN
                                        ----------------------------------------
                                        Name:  Jeremy Horn
                                        Title: Vice President


                                     CREDIT SUISSE FIRST BOSTON


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

[AMENDMENT NO. 3  TO SIDE LETTER]

                                     DEUTSCHE BANK AG
                                     NEW YORK BRANCH AND/OR
                                     CAYMAN ISLANDS BRANCH


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     FIRST UNION NATIONAL BANK


                                     By:  /s/ TOM BOLIVER
                                        ----------------------------------------
                                        Name:  Tom Boliver
                                        Title: DIRECTOR


                                     FLEET NATIONAL BANK


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     THE FUJI BANK, LIMITED


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     IBM CREDIT CORPORATION


                                     By: /s/ STEVEN A. FLANAGAN
                                        ----------------------------------------
                                        Name:  Steven A. Flanagan
                                        Title: MANAGER, GLOBAL SPECIAL HANDLING

[AMENDMENT NO. 3  TO SIDE LETTER]

                                     THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                     NEW YORK BRANCH


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     KBC BANK, N.V.


                                     By: /s/ ROBERT SNAUFFER
                                        ----------------------------------------
                                        Name: Robert Snauffer
                                        Title: FIRST VICE PRESIDENT


                                     By: /s/ ERIC RASKIN
                                        ----------------------------------------
                                        Name: Eric Raskin
                                        Title: VICE PRESIDENT


                                     SCOTIABANC INC.


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     STANFIELD ARBITRAGE CDO, LTD.
                                     By: Stanfield Capital Partners LLC
                                         as its Collateral Manager


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     STANFIELD CLO, LTD.
                                     By: Stanfield Capital Partners LLC
                                         as its Collateral Manager


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

[AMENDMENT NO. 3  TO SIDE LETTER]

                                     STANFIELD/RMF TRANSATLANTIC CDO, LTD
                                     By: Stanfield Capital Partners LLC
                                         as its Collateral Manager


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     WINDSOR LOAN FUNDING, LIMITED
                                     By: Stanfield Capital Partners LLC
                                         as its Collateral Manager


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     ARK II CLO 2001-I, LIMITED
                                     By: Patriarch Partners II, LLC,
                                         its Collateral Manager


                                     By: /s/ LYNN TILTON
                                        ----------------------------------------
                                        Name: Lynn Tilton
                                        Title: AUTHORIZED SIGNATORY


                                     HAMILTON CDO, LTD.
                                     By: Stanfield Capital Partners LLC
                                         as its Collateral Manager


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     CONTRARIAN FUNDS, LLC
                                     By: Contrarian Capital Management, LLC
                                         as Manager


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

[AMENDMENT NO. 3  TO SIDE LETTER]

                                     PACIFICA PARTNERS I, L.P.
                                     By: Imperial Credit Asset Management
                                         as Investment Manager


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     SANKATY HIGH YIELD ASSET PARTNERS


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     SANKATY HIGH YIELD PARTNERS II LP


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     PEQUOD INVESTEMENTS L.P.


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     CERBERUS PARTNERS, L.P.
                                     By: Cerberus Associates, L.L.C.
                                         its General Partner

                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

[AMENDMENT NO. 3  TO SIDE LETTER]